Exhibit 99.1
XO Holdings Communications for the 21st Century Shareholder Presentation 24 June 2008

Cautionary Language Concerning Forward-Looking Statements The statements contained in this presentation that are not historical facts are "forward- looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties. These statements include those describing XO Holdings, Inc. ("XO"), XO Communications ("XOC"), LLC's and Nextlink Wireless ("Nextlink"), LLC's expected future business, network operations and results of operations, XOC and Nextlink's ability to increase sales, Nextlink's ability to service the growing demand for high-bandwidth broadband wireless services, XOC's ability to complete its planned network expansion and upgrade, and Nextlink's ability to operate its wireless business and expand successfully into additional markets. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties and actual results, performance, and/or achievements of XO and Nextlink may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, the ability of XO, Inc. to consummate additional financing transactions or strategic alternative transactions and those risks and uncertainties described from time to time in the reports filed by XO with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2007 and its quarterly reports on Form 10-Q. XO undertakes no obligation to update any forward-looking statements. 2

XO Profile Established in 1996 in conjunction with the Telecom Act Achieved $1.43 billion in revenue in 2007 Facilities-based provider with a unique combination of wireline and fixed wireless network assets Broad range of next generation services, including data, IP, voice, and managed services and solutions Significant customer base includes more than 120,000 customers, including 50% of the Fortune 500 More than 4,000 employees located throughout the U.S. 3

Evolution of XO Restructure company Re-energize sales Integrate Allegiance acquisition Rationalize costs with network optimization Focus on operational efficiencies Sustain cash flow EBITDA improvement Light next generation long-haul network Enhance customer facing OSS Realign company around customer segments Review customer base and rationalize low- end customers Launch IP product suite Establish Enterprise sales force Refine market segmentation to focus sales team efforts Capital investments in IP-based infrastructure and new products Protect LMDS licenses and create a plan for Wireless (products, processes, and staffing) Today, XO is uniquely positioned for growth 2003 - 2005 Retrench & Integrate 2005 - 2006 Establish the Foundation 2007 Investing for Growth 4

XO's Customer-Centric Focus 5 Meet enterprise demand with advanced IP, managed and high-capacity network services Deliver high bandwidth IP and inter-city network transport services Four business units focusing on specific needs of business, enterprise and carrier customers Total communications services for small businesses (voice, internet access, hosting, SaaS) XOptions(r) Deliver backhaul and diverse networks for the carrier, cellular, business and government markets

6 Comprehensive Network Assets

7 Comprehensive Network Assets, cont. The industry's largest fixed wireless spectrum Wireless Highlights Spectrum in 81 markets Deliver 10-100 Mbps DIA and Ethernet services Reach locations up to 10 miles

XO Capitalizing on Industry Transformation Industry in transition: TDM to IP Businesses are migrating to IP-based products to lower costs and increase functionality...large enterprise has led transition Industry Data/IP revenue up 20% between 2006 and 2007 ILECs have many high-value, legacy TDM customers and are not eager to cannibalize own revenue Opportunity for XO to win share with IP products Competitive landscape shaking out Consolidation has narrowed choices for telecom customers Telcos and Cable battling over consumer and small business Telcos stronghold is largest enterprises XO can win in mid-market where we have greater focus Window of opportunity is NOW XO has a near-term opportunity to redefine itself Although execution risks exist, risks of moving slower may be higher in long run 8

The XO Strategy Leverage significant demand for data/IP Accelerating transition from legacy TDM to more IP-centric products and services Utilize comprehensive facilities- based network assets Inter-city network capacity has grown by 200% Metro coverage in 76 local markets Ethernet-equipped LSOs to serve 500,000 businesses Largest wireless spectrum in U.S. with 162 fixed wireless licenses covering 81 markets and more than 75% of population Invest in customer experience Re-oriented sales teams on mid-market and enterprise customers Streamlining back office processes 9

Investing for success Increase of $25M Additional high-end sales reps, sales support & engineers, provisioning resources, & customer care CLEC Capital Investment Supports IP Growth CLEC Investment Related to Enterprise & IP Products $158M supports new data/IP products, network & customers $109M success-based $49M core data/IP infrastructure network

Early Results Are Encouraging

400 Gigabit Intercity Network Expanding the XO Network Initial expansion completed in early 2007 400 GB INTERCITY NETWORK

800 Gigabit Intercity Expansion Expanding the XO Network Driven by customer demand, expansion continues 400 GB INTERCITY NETWORK 800 GB INTERCITY OVERBUILD

Expanding the XO Network 10 New Core Network Routers Expansion for growing Internet transit business CORE NETWORK ROUTERS

Expanding the XO Network 259 Ethernet-Enabled LSOs Ethernet services offered in 75 major metro markets CORE NETWORK ROUTERS ETHERNET-ENABLED LSOs

2007 Results for XOH

XO Today and Into the Future 17 2008 and Beyond Leveraging the Investment Exploring a number of financing options Capital expenditures providing foundation for growth Expand network ahead of customer demand Network evolution to IP close to completion Success with Nextlink broadband wireless offering Increased focus on enterprise customers